Exhibit 10.1

December 12, 2005

The Rowe Companies and its subsidiaries

1650 Tysons Boulevard, Suite 710

McLean, Virginia 22102

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated May 15, 2002 (as at any time amended, the “Loan Agreement”), among The Rowe Companies, a Nevada corporation, Rowe Diversified, Inc., a Delaware corporation, Rowe Furniture Wood Products, Inc., a California corporation, Rowe Properties, Inc., a California corporation, Storehouse, Inc., a Georgia corporation, and Rowe Furniture, Inc., a Virginia corporation (hereinafter referred to collectively as “Borrowers” and individually as a “Borrower”), the various financial institutions (collectively, “Lenders”) named in the Loan Agreement, and Bank of America, N.A. (as successor-in-interest to Fleet Capital Corporation), in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

The parties hereto agree that the Loan Agreement is hereby amended by deleting the definition of “Inventory Formula Amount” in Appendix A to the Loan; Agreement and by substituting in lieu thereof the following:

Inventory Formula Amount - on any date of determination thereof, an amount equal to the lesser of (i) the lesser of (a) (1) $24,000,000 during the period commencing on September 9, 2005 and ending on October 31, 2005, (2) $22,000,000 during the period commencing on November 1, 2005 and ending on December 12, 2005, (3) $24,000,000 during the period commencing on December 13, 2005 and ending on December 31, 2005, and (4) $22,000,000 at all times thereafter or (b) 90% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the net liquidation value of Eligible Inventory (as determined from time to time based upon appraisals conducted by Ozer Valuation Services or such other independent appraisers acceptable to Agent) or (ii) the sum of (a) 16% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory on such date consisting of raw materials plus (b) the lesser of (1) $2,000,000 or (2) 45% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory on such date consisting of work-in-process plus (c) 71% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory on such date consisting of retail and manufactured finished goods.

In consideration of Agent’s and Lenders’ willingness to enter into this letter amendment, Borrowers agree to pay to Agent, for the Pro Rata benefit of Lenders, an amendment fee in the amount of up to $50,000, $25,000 of which shall be due and payable in immediately available funds on the date hereof. The remaining $25,000 of the amendment fee shall be due and payable in immediately available funds on December 21, 2005 if Borrowers have not terminated the Loan Agreement and the Commitments and satisfied in full all Obligations on or before such date.

As of August 1, 2005, Fleet Capital Corporation (“FCC”) sold and assigned to Bank of America, N.A. (“BofA”), and BofA purchased and assumed from FCC, an interest in and to all of FCC’s rights and obligations as a Lender under the Loan Agreement. In connection therewith, Fleet Capital Corporation resigned as Agent under the Loan Agreement. By their signatures below, Lenders hereby confirm the appointment of BofA as the successor Agent for the Lenders, effective as of August 1, 2005, and Borrowers hereby confirm their acknowledgment and agreement to the foregoing.

Each Borrower hereby: (i) ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents; (ii) acknowledges and stipulates that (a) the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, (b) all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower), (c) the security interests and Liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and Liens (except as otherwise specifically provided in the Loan Documents) and (d) nothing contained herein shall be deemed to constitute a waiver of any Defaults or Events of Default in existence on the date of this letter agreement, including the Stipulated Defaults (as defined below); (iii) represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this letter agreement, that (a) no Default or Event of Default exists on the date hereof, except for Borrowers’ failure to achieve Consolidated EBITDA of not less than $500,000 for the 3-month period ending August 28, 2005, Borrowers’ failure to achieve Consolidated EBITDA of not less than $1,800,000 for the 4-month period ending September 25, 2005 and Borrower’s failure to achieve Consolidated EBITDA of not less than $2,700,000 for the five-month period ending October 31, 2005 (the “Stipulated Defaults”), (b) the execution, delivery and performance of this letter agreement have been duly authorized by all requisite corporate action on the part of such Borrower, (c) this letter agreement has been duly executed and delivered by such Borrower and (d) all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof; (iv) agrees that, upon the effectiveness of this letter agreement, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this letter agreement; (v) agrees that this letter agreement shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default; (vi) agrees that this letter agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia; (vii) agrees that this letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; (viii) agrees that, except as otherwise expressly provided in this letter agreement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect; (ix) agrees that this letter agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect; (x) agrees that this letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement; (xi) agrees that any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto; (xii) agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby; and (xiii) agrees that section titles and references used in this letter agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter agreement.

The parties hereto have caused this letter agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

AGENT:

BANK OF AMERICA, N.A. (as successor-in-interest to FLEET CAPITAL CORPORATION)

By:	/S/ DOUGLAS COWAN

Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A. (as successor-in-interest to FLEET CAPITAL CORPORATION)

By:	/S/ DOUGLAS COWAN

Title:	Vice President

[Signatures continued on following page]

THE CIT GROUP/COMMERCIAL SERVICES, INC.

	By:	/S/ JEFFREY LEW

	Title:	Vice President

BORROWERS:

ATTEST:	THE ROWE COMPANIES

/s/ GARRY W. ANGLE	By:	/S/ GERALD M. BIRNBACH
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board and President

ATTEST:	ROWE DIVERSIFIED, INC.

/s/ DEBBIE JACKS	By:	/S/ GERALD M. BIRNBACH
Debbie Jacks, Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board and President

ATTEST:	ROWE FURNITURE WOOD PRODUCTS, INC.

/s/ GARRY W. ANGLE	By:	/S/ GERALD M. BIRNBACH
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board and President

[Signatures continued on following page]

ATTEST:	ROWE PROPERTIES, INC.

/s/ GARRY W. ANGLE	By:	/s/ GERALD M. BIRNBACH
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board and President

ATTEST:	STOREHOUSE, INC.

/s/ GARRY W. ANGLE	By:	/s/ GERALD M. BIRNBACH
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

ATTEST:	ROWE FURNITURE, INC.

/s/ GARRY W. ANGLE	By:	/s/ GERALD M. BIRNBACH
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

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